UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2010

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

399 Park Avenue, Suite 3200
New York, NY  10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 843-1601

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 23, 2010, the audit committee of the board of directors of Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) approved the dismissal of Freedman & Goldberg, CPA's, P.C. (“Freedman”) as the Company’s independent registered public accounting firm.

The audit reports of Freedman on the Company’s consolidated financial statements for the years ended December 31, 2009 and  2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company's two most recent fiscal years ended December 31, 2009 and through the date of Freedman’s dismissal, there were (i) no disagreements between the Company and Freedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Freedman, would have caused Freedman to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Freedman a copy of the disclosures in this Form 8-K and has requested that Freedman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein.  A copy of Freedman's letter dated August 27, 2010 is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K

On August 23, 2010, the Company engaged KPMG, LLP (“KPMG”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the audit committee of the Company’s board of directors on August 23, 2010.

During the Company’s two most recent fiscal years ended December 31, 2009 and through the date of KPMG’s engagement, the Company did not consult with KPMG on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and KPMG did not provide either a written report or oral advice to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d)           Exhibits

16.1           Letter from Freedman & Goldberg, CPA's, P.C. to the Securities and Exchange Commission dated August 27, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
DATE: August 27, 2010	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

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